FOR RECORDER'S USE ONLY
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                                 [SKY BANK LOGO]

                               OPEN - END MORTGAGE

MAXIMUM LIEN: The Maximum Amount of Loan Indebtedness secured by this Open-End Mortgage is $2,500,000.00. The words "Maximum Amount of Loan Indebtedness" as used in this Mortgage mean the maximum unpaid balance of loan advances made under the Note which may be outstanding at any one time. The Maximum Amount of Loan Indebtedness does not include any (A) interest, (B) taxes, (C) assessments,
(D) insurance premiums, or (E) costs incurred for the protection of the Property. Grantor and Lender intend that, in addition to any other indebtedness or obligations secured hereby, this Mortgage shall secure indebtedness arising from loan advances made by Lender after this Mortgage is delivered to the recorder for record.

THIS MORTGAGE dated August 1, 2002, is made and executed between THE OHIO ART COMPANY, AN OHIO CORPORATION, whose address is ONE TOY ST, BRYAN, OH 43506 (referred to below as "Grantor") and SKY BANK, whose address is 10 E MAIN STREET, PO BOX 247, SALINEVILLE, OH 43945 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants, mortgages and conveys to Lender, with mortgage covenants and upon the statutory condition, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in WILLIAMS County, State of Ohio:

         See EXHIBIT "A", which. is attached to this Mortgage and made a part of this Mortgage as if fully set forth herein.

The Real Property or its address is commonly known as ONE TOY ST, BRYAN, OH 43506. The Real Property tax identification number is 063-170-58-017.000, 063-170-59-033.000, 063-170-61-001.000, 063-170-61-002.000, 063-170-61-003.000;
063-170-61-009.000 063-170-61-006.000, 063-170-59-032.000, 063-170-59-034.000,
063-170-61-017.000, 063-170-60-010.000, 663-170-61-008.000

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Mortgage is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power, right, and authority to enter into this Mortgage and to hypothecate the Property; (c) the provisions of this Mortgage do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; (d) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (e) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Borrower shall pay to Lender all indebtedness secured by this Mortgage as it becomes due, and Borrower and Grantor shall strictly perform all Borrower's and Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Borrower and Grantor agree that Borrower's and Grantor's possession and use of the Property shall be governed by the following provisions:

         Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

         Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

         Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any


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                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 2

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         use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and ts agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

         Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit,, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

         Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

         Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

         Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         Duty to Protect. Grantor agrees neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract; contract for deed; leasehold interest with a term greater than three
(3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Ohio law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

         Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to in writing by Lender, and except for the lien of taxes and assessments not due as further specified in the Right to Contest paragraph.

         Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

         Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage:

         Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

         Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such


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                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 3

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         expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

         Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce, amounts at least equal to the taxes, assessments, and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes,. assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. Subject to any limitations set by applicable law, if the reserve funds disclose a shortage or deficiency, Grantor shall pay such shortage or deficiency as required by Lender. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Mortgage also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:

         Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

         Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

         Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

         Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage:

         Proceedings. If any proceeding in, condemnation is filed, Grantor' shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

         Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

         Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

         Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Borrower.

         Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

         Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

         Security Interest. Upon request by Lender, Grantor shall execute financing, statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by

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                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 4

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         applicable law.

         Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:

         Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Borrower's and Grantor's obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

         Attorney-In-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Borrower pays all the Indebtedness, including without limitation all future advances, when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Mortgage:

         Payment Default. Borrower fails to make any payment when due under the Indebtedness.

         Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

         Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property.

         Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

         Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's ability to repay the Indebtedness or Borrower's or Grantor's ability to perform their respective obligations under this Mortgage or any related document.

         False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Mortgage or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         Insolvency. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         Breach of Other Agreement. Any breach by Borrower or Grantor under the terms of any other agreement between Borrower or Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Borrower or Grantor to Lender, whether existing now or later.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         Insecurity.  Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Lender, at Lender's option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

         Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

         UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

         Collect Rents. Lender shall have the right, without notice to Borrower or Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

         Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

         Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

         Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 5

================================================================================


         Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

         Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

         Sale of the Property. To the extent permitted by applicable law, Borrower and Grantor hereby waives any and all right to have the Property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales, Lender shall be entitled to bid at any public sale on all or any portion of the Property.

         Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

         Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or Borrower and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

         Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail; as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

         Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth In this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

         Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

         Governing Law. This Mortgage will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Mortgage has been accepted by Lender in the State of Ohio.

         Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of COLUMBIANA County, State of Ohio.

         Joint and Several Liability. All obligations of Borrower and Grantor under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Mortgage. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Mortgage.

         No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.

         Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

         Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

         Time Is of the Essence. Time is of the essence in the performance of this Mortgage.

         Waive Jury. All parties to this Mortgage hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural; and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Borrower. The word "Borrower" means THE OHIO ART COMPANY; and STRYDEL, INC., and all other persons and entities signing the

                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 6

================================================================================

         Note in whatever capacity.

         Default. The word "Default" means the Default set forth in this Mortgage in the section titled "Default".

         Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         Event of Default. The words "Event of Default" mean any of the events of default set forth in this Mortgage in the events of default section of this Mortgage.

         Grantor. The word "Grantor" means THE OHIO ART COMPANY.

         Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

         Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interest on such amounts as provided in this Mortgage.

         Lender. The word "Lender" means SKY BANK, its successors and assigns.

         Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender.

         Note. The word "Note" means the promissory note dated August 1, 2002, in the original principal amount of $2,500,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

         Property. The word "Property" means collectively the Real Property and the Personal Property.

         Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Mortgage.

         Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         Rents. The word "Rents" means all present and future rents, revenues, income, issues, profits, and other benefits derived from the Property.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS..

GRANTOR:

THE OHIO ART COMPANY

By:  /s/ Jerry D. Kneipp
     -------------------------------------------------

         Jerry D. Kneipp, CFO/Treasurer of THE OHIO ART COMPANY

Signed, acknowledged and delivered in the presence of:

X /s/ Marvin D. Miller
-------------------------------------------------
         Witness

X /s/ Shari L. Pringle
-------------------------------------------------
         Witness

--------------------------------------------------------------------------------

                                               This instrument was prepared by K
I BOGARD, SKY BANK, 519 MADISON AVE, TOLEDO, OH 43604.

--------------------------------------------------------------------------------

                                    MORTGAGE
Loan No. 1300307099                (Continued)                            Page 7

================================================================================

--------------------------------------------------------------------------------
                            CORPORATE ACKNOWLEDGMENT

STATE OF OHIO                               )
                                            ) SS
COUNTY OF WILLIAMS                          )


On this 1st day of August, 2002, before me, the undersigned Notary Public, personally appeared JERRY D KNEIPP, CFO/Treasurer of THE OHIO ART COMPANY, and known to me to be an authorized agent of the corporation that executed the Hazardous Substances Agreement and acknowledged before me the Agreement to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she Is authorized to execute this Mortgage and in fact executed the Mortgage on behalf of the corporation.


By /s/ Shari L. Pringle                            Residing at Edgerton

Notary Public in and for the State of Ohio         My commission expires

                                                   SHARI L. PRINGLE
                                                   Notary Public - State of Ohio
                                             My Commission Expires Feb. 28, 2006

--------------------------------------------------------------------------------

                     SATISFACTION AND DISCHARGE OF MORTGAGE
            (To be used only when obligations have been paid in full)

                                 ___________________, Ohio ____________, 20_____

The conditions and obligations of this Mortgage have been complied with, and therefore this Mortgage is hereby satisfied and discharged.

Attest:                                         SKY BANK


                                                By:

================================================================================

                                   EXHIBIT "A"
                           Description of Real Estate
                              The Ohio Art Company


Parcel l
         Situated in the City of Bryan in the County of Williams and State of
Ohio:
Known as and being a strip of land 87 feet in width off of the entire east side of lot number eighteen (18) in the southeast 1/4 of Section 17, Township 6 North, Range 3 East, in said City of Bryan, as was formerly known; being now known as Lot number eighteen (18) on the Auditor's current map for said Section 17, Township 6 North. Range 3 East, in the City of Bryan, Ohio.

Parcel 2:
         Situated in the County of Williams in the State of Ohio and in the City of Bryan and bounded and described as follows: Commencing at the northwest corner of the east 1/2 of the northwest 1/4 of the southeast 1/4 of the southeast 1/4 of Section
Number 17, Town 6 North, Range 3 East, running thence south parallel with the west line of said 1/4 Section 40 rods, thence east 8 rods, thence north 28 rods, thence west 4 rods, thence north 12 rods, and thence west 4 rods to the place of beginning, saving and excepting a strip of land 66 feet in width running east and west across said premises which is laid out in continuation of Butler Street in said City of Bryan, Ohio, and which is to be used for street purposes.

Parcel 3:
         Situated in the County of Williams, in the State of Ohio, and in the City of Bryan and bounded and described as follows: And being a part of the southeast 1/4 of Section 17, Town 6 North, Range 3 East, and more particularly described as follows: Commencing 4 rods east of the northeast corner of Lot number six (6) in Fish's Addition to the said City of Bryan, Ohio, thence south 12 rods, thence east 4 rods, thence north 12 rods, thence west 4 rods, to the place of beginning, subject to all legal highways.
         Said premises are also known as Outlot number sixty-five (65) in the southeast 1/4 of Section 17, on the Auditor's Tax Records for the year 1960.

Parcel 4:
Situated in the County of Williams, in the State of Ohio, and in the City of Bryan and bounded and described as follows: And being a part of the southeast 1/4 of Section 17, Town 6 North, Range 3 East, and more particularly described as follows: commencing 8 rods east of the northeast corner of Lot number six (6) in Fish's Addition to the said City of Bryan, Ohio, thence south 10 rods, thence east 4 rods, thence north 10 rods, thence west 4 rods to the place of beginning, subject to all legal highways
         Said premises are also known as Outlot number sixty-six (66) in the southeast 1/4 of Section 17, on the Auditor's Tax Records for the year 1960.

Parcel 5:
         Situated in the County of Williams in the State of Ohio and in the City of Bryan and bounded and described as follows: Known as and being Outlot No. sixty-seven (67) on the current Auditor's Tax Maps for the year 1964 for the Southeast 1/4 of Section 17, Town 6 North, Range 3 East, Pulaski Township, and more particularly described according to survey of Leonard Opdycke recorded in Volume 4B, page 102, Record of Surveys, Office of the County Engineer, Bryan, Ohio as follows: Commencing at a point on the south line of High Street in the City of Bryan, Ohio that is 729.19 feet west of the centerline of Union Street (said centerline also being the east line of said Section 17; thence west and binding upon the south line of High Street a distance of 66.44 feet to a point; thence south 165 feet at a point; thence west 66.44 feet to a point; thence south 24 feet to a point; thence east 132.38 feet to a point; and thence north 189 feet to the point of beginning.

Parcel 6
         Situated in the County of Williams in the State of Ohio and in the City of Bryan and bounded and described as follows: Outlot number sixty-eight (68) situated in the southeast 1/4 of Section 17 in Township 6 North, Range 3 East, and that part of outlot number sixty-nine (69) in said 1/4 section described as follows; Commencing at the northeast corner of said Outlot sixty-nine (69), running thence south 24 feet; thence west 66 feet; thence north 24 feet; thence east 66 feet, more or less, to the place of beginning; which point is also the southeast corner of Outlot number sixty-eight (68).

Parcel 7:
         Situated in the County of Williams and State of Ohio viz.:
         Being Lots Nos. two (2), three (3), twenty-three (23), twenty-four
(24), twenty-five, (25), twenty-six (26), twenty-seven (27), twenty-eight (28) and twenty-nine (29) in Fish's Elm Drive Addition aka Elm Drive Fish's Addition to the City of Bryan, Williams County, Ohio, together with vacated Butler Street adjacent to Lots twenty-three (23), twenty-four (24), and twenty-five (25).

Parcel 8
         Situated in the City of Bryan, County of Williams and State of Ohio, and being that part of Lot number eighty-one (81) in the southeast 1/4 of
Section 17, Town 6 North, Range 3 East in the county and state aforesaid, according to the assessor's plat for the year 1910, and being the same lot as was designated as outlot number thirty-three (33) in said 1/4 section on the assessor's plat of 1900, lying north of the following described tract of land, to-wit: Commencing at a point on the east line of the southwest 1/4 of the southeast 1/4 of Section 17, Town 6 North Range 3 East. Williams County, Ohio
357.4 feet North of the southeast corner of the southwest 1/4 of the southeast 1/4 of said Section 17, thence west 247.75 feet to the east line of the right of way of the Cincinnati Northern Railroad, thence north along the east side of said right of way 239 feet to an iron pin, thence east 232.75 feet, thence north
236.6 feet to the south line of Butler Street in said Village of Bryan, Ohio, thence east along the south line of Butler Street aforesaid 15 feet to the east line of said southeast 1/4 of the southeast 1/4 of said Section 17, thence south along said east line 475.6 feet to the place of beginning.
         Said premises being more particularly described as follows: Situated in the Village of Bryan, County of Williams and State of Ohio, beginning at a point
596.4 feet north and 15 feet west of the southeast corner of the southwest 1/4 of the southeast 1/4 of Section 17, Town 6 North, Range 3 East, thence running west 232.75 feet to the east line of the right of way of the Cincinnati Northern Railroad, thence north 28.6 feet, thence east 232.75 feet, thence south 28.6 feet to the place of beginning, and known as outlot number eighty-one (81) of the Assessor's Plat of the year 1925 for the Village of Bryan, Ohio Same being the land as deeded by Marietta Benner to the Toledo and Indiana Railroad Company by deed dated August 21, 1925 and recorded on Page 491 in Volume 125 of the Deed Records of Williams County.

Parcel 9:
         Situated in the City of Bryan, County of Williams and State of Ohio: and known as and being all that certain parcel of land described as follows; to wit: Commencing at a point on the east line of the southwest 1/4 of the southeast 1/4 of Section 17, Township 6 North. Range 3 East in the said county and state aforesaid, 596.4 feet north and 21 feet west of the southeast corner of the southwest 1/4 of the southeast 1/4 of said Section 17, town and range aforesaid, thence running west along the south line of Outlot number eighty-one
(81) of the Assessor's Plat for the year 1925, a distance of 70 feet, thence south 8 feet, thence East 70 feet, thence north a distance of 8 feet to the place of beginning, be the same more or less, but subject to all legal highways.

Parcel 10
         Situated in the City of Bryan, County of Williams and State of Ohio and known as a tract of land located in the Southeast 1/4 of Section 17, Town 6 North, Range 3 East, Pulaski Township and more particularly described as follows:
         Commencing at the intersection of South Lewis Street and East Wilson Street, said point marked by a monument box, thence along the center line of East Wilson, Street North 90 degrees, 00 minutes, 00 seconds West a distance of
414.54 feet to a point, thence along the East railroad right-of-way North 00 degrees, 44 minutes, 20 seconds East a distance of 570.32 feet to a point, said point marked by an iron pin and said point also being the true place of beginning for the parcel herein conveyed, thence continuing along the East railroad right-of-way North 00 degrees, 44 minutes, 20 seconds East a distance of 26.00 feet to a point, thence along the South line of Outlot #81 South 89 degrees 55 minutes, 40 seconds East a distance of 60.00 feet to a point, thence South 00 degrees, 44 minutes, 20 seconds West a distance of 26.00 feet to a point, thence North 89 degrees, 55 minutes, 40 seconds West a distance of 60.00 feet to a point, said point being the true place of beginning containing
1.559.89 square feet. Being a part of Outlot 136 in the Southeast 1/4 of Section 17 to the City of Bryan, Ohio.

Parcel 11:
         Situated in the City of Bryan, County of Williams and State of Ohio:
         Known as all that certain parcel of land situated in said City of Bryan, said County and State, described as follows: Commencing at a point on the East line of the Southwest 1/4 of the Southeast 1/4 of Section 17, Township 6 North, Range 3 East in said County and State aforesaid, 596.40 feet North of the Southeast Corner of the Southwest 1/4 of the Southeast 1/4 of said Section 17, thence West 21 feet, thence South on a line parallel with the East line of the Southwest 1/4 of the Southeast 1/4 of said Section 17, a distance of 103.2 feet, thence East 21 feet, thence North along the East line of the Southwest 1/4 of the Southeast 1/4 of said Section 17, 103.2 feet to the place of beginning. Be the same more or less, but subject to legal highways.

Parcel 12
         Situated in the City of Bryan, County of Williams and State of Ohio: and being part of the west 1/2 of the southwest 1/4 of the southeast 1/4 of the southeast 1/4 of Section 17, in Township 6 North of Range 3 East, in Williams County, Ohio, the first part is described as, commencing at a point 60 feet south of the northwest corner of said above described land, thence east 140 feet, thence south 115 feet, thence west 140 feet, thence north along the west line of said above described land to the place of beginning
         Less and except the following described parcels:
         Situated in the City of Bryan, County of Williams and State of Ohio:
         Known as and being a part of the West 1/2 of the Southwest 1/4 of the Southeast 1/4 of Section 17, Township 6 North of Range 3 East in said Williams County, Ohio, and also described on the Auditor's and Treasurer's duplicates as Outlot number twenty (20) of the Southeast 1/4 of Section 17, Township 6 North of Range 3 East, in said Williams County, Ohio, according to the assessor's plat for the year 1900, and also known and described as outlot Number Eighty (80) in the Southeast 1/4 of said Section 17 in Township 6 North of Range 3 East in said Williams County, Ohio, for the year 1914, and also described on the Auditor's and Treasurer's duplicates as outlot Number one hundred and eighty-seven (187) of the Southeast 1/4 of Section 17, Township 6 North of Range 3 East, in said Williams County, Ohio, according to the assessor's plat for the year 1952, said part described as commencing at a point 160 feet south of the Northwest corner of said above described land, thence East 140 feet to the West line of Lewis Street in the said City of Bryan, Ohio, thence South 15 feet, thence West 140 feet, thence North 15 feet to the place of beginning. Be the same more or less, but subject to all legal highways.

Parcel 13
         Situated in the Village of Bryan, County of Williams and State of Ohio, known as and being Lots numbers fourteen (14), fifteen (15), sixteen (16), seventeen (17), eighteen (18), nineteen (19), twenty (20) and twenty-one (21), Garver & Killit's Addition to said Village of Bryan, Ohio, also the vacated alley which rums in an easterly and westerly direction between the four lots first above described, and the four lots last above described; together with 1/2 vacated Butler Street adjacent thereto; AND Lot number one (1) in Fish's Elm Drive Addition aka Elm Drive Fish's Addition to said Village (now City) of Bryan, Williams County, Ohio.

Parcel 14:
         Situated in the County of Williams in the State of Ohio and in the City of Bryan and bounded and described as follows: Known as and being Lot number twenty-five (25) in and of Garver and Killit's Addition to the said Village (now city) of
Bryan.

Parcel 15:
Situated in the City of Bryan, County of Williams and State of Ohio: and known as and being Lot number fifty-six (56) and fifty-seven (57) in and of Garver and Killit's Addition to the said City of Bryan, saving and excepting a strip of land taken off of the entire east side of said Lot fifty-seven (57) which is 5 feet east and west and 188 feet in length north and south; together with 1/2 vacated Butler Street adjacent thereto.

Parcel 16:
         Situated in the City of Bryan, County of Williams and State of Ohio and known as and being Lot number fifty-eight (58) and a strip of land 5 feet in width off of the entire east side of lot number fifty-seven (57) all in Garver and Killit's Addition to the City of Bryan, Ohio, save and except a strip of land 5 feet in width off of the entire east side of said lot number fifty-eight
(58), together with 1/2 vacated Butler Street adjacent thereto,

Parcel 17:
         Situated in the County of Williams in the State of Ohio, and in the City of Bryan and bounded and described as follows: Known as and being Lot number fifty-nine (59) in and of Garver and Killet's Addition to the Village (now city) of Bryan, Williams County, Ohio, saving and excepting therefrom a block of land 15 feet in width taken by a straight north and south line off of the entire east side thereof but also conveying the east 5 feet in width off of the entire east side of Lot No. 58 in and of Garner and Killit's Addition to the Village (now city) of Bryan, Ohio, together with 1/2 vacated Butler Street adjacent thereto.

Parcel 18:
         Situated in the City of Bryan, County of Williams and State of Ohio: and known as all that certain parcel of land, situated in said, City of Bryan, said County and State, described as follows:
         Commencing at a point on the east line of the southwest 1/4 of the southeast 1/4, of Section 17, Township 6 North, Range 3 East, in the county and state aforesaid, 596.4 feet north of the southeast corner of the southwest 1/4 of the southeast 1/4 of said Section 17, thence west 15 feet, thence north 236.6 feet to the south line of Butler Street in the said City of Bryan, Ohio, thence east along the south line of said street 15 feet to the east line of the said southwest 1/4 of the southeast 1/4 of said Section 17, thence south along said east line 236.6 feet to the place of beginning, together with 1/2 vacated Butler Street adjacent thereto,

Parcel 19:
         Situated in the County of William in the State of Ohio, and in the City of Bryan and bounded and described as follows:
         Known as and being Lots numbers six (6), seven (7), eight (8), nine
(9), ten (10), and eleven (11) in E.E. Smith Addition to said city, county and state.

Parcel 20:
         County of Williams in the State of Ohio, and in the City of Bryan, and bounded and described as follows: Known as and being Lot number twelve
         (12) in EE Smith Addition to said City of Bryan.

Parcel 21:
         Situated in the County of Williams and State of Ohio and in the City of Bryan and bounded and described as follows: Known as and being Lots number one (1) and two (2) in and of Easterly's Addition to the said City of Bryan, Ohio.

Parcel 22:
         Situated in the County of Williams, in the State of Ohio, and in the City of Bryan and bounded and described as follows: Known as and being Lots Numbers four (4), five (5). six (6), seven (7), eight (8), nine
         (9), ten (10), eleven (11), twelve
(12), fourteen (14), fifteen (15), sixteen (16), seventeen (17), eighteen (18), nineteen (19), twenty (20), twenty-one (21), twenty-two (22) in Fish's Elm Drive Addition aka Elm Drive Fish's Addition, in City, County and State aforesaid, subject to all legal highways. Less and except therefrom that part dedicated for street purposes in Volume 3 of Miscellaneous Records, page 485 and in Volume 3 of Miscellaneous Records, page 486. Together with 1/2 of Butler Street vacated and adjacent to Lots twenty (20), twenty-one (21), and twenty-two (22).

Parcel 23
         Situated in the County of Williams in the State of Ohio and in the City of Bryan, and known as and being, the east 3/5 part of the east 1/2 of the Northwest 1/4 of the Southeast 1/4 of the Southeast 1/4 of Section 17 in Township 6 North of Range 3 East, and containing three (3) acres of land, saving and excepting therefrom the north 189 feet thereof, and more particularly described as commencing at a point on the west line of said above described parcel that is 189 feet south of the south line of High Street, thence running due south to the north line of Easterly's Addition to the City of Bryan, thence running east on the north line of Easterly's Addition 198.5 feet to the east line of said above described parcel, thence north to a point 189 feet south of the south line of High Street, thence west 198.5 feet to the place of beginning, being a part of outlot number sixty-nine (69).

Parcel.  24:
         Situated in the City of Bryan, County of Williams and State of Ohio and known as and being a part of the west one half of the southwest quarter of the southeast quarter of the southeast quarter of section seventeen (17) in township six (6) north of range three (3) east in Williams County, Ohio, and also described on the Auditor and Treasurer's Duplicates as outlot number twenty-nine
(29) of the southeast quarter of section seventeen, township six north of range three (3) east in Williams County, Ohio, according to the Assessor's Plat for the year 1900, and also known and described as outlot number eighty (80) in the southeast quarter of said section seventeen (17) in township six (6) north of range three (3) east in said Williams County, Ohio, for the year 1914, except real estate heretofore conveyed for street purposes to the City of Bryan, Ohio, by deed recorded in Vol. 137, at page 136 of the deed records of Williams County, Ohio, said part described as commencing at a point in the north line of said land 190 feet east of the northwest corner of the said above described land, thence east 140 feet to the east line of said land; thence south 300 feet, thence west 140 feet to the east line of Lewis Street in Bryan, Ohio, thence north along the east line of said street 300 feet to the place of beginning.
         Said premises are now known as Outlot No. 182, 183. 184 and 185 on the current Auditor's Tax Maps for said Southeast Quarter of Section 17 in the City of Bryan.

                          ADDENDUM TO OPEN-END MORTGAGE


This Addendum shall be incorporated into said Open-end Mortgage, where indicated, as if fully restated therein.

The Paragraph titled DEFINITIONS, the following subparagraph titled "Personal Property" is amended in full as follows:

         "The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property and necessary for the operation of the Real Property; together with all accessions, parts, and additions to, all replacements, of and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale of other disposition of the Property."

Sky Bank                                      The Ohio Art Company

By: /s/ Marvin D. MIller                      By: /s/ Jerry D. Kneipp
         Marvin D. Miller, Area President         Jerry D. Kneipp, CFO/Treasurer
                                                  of the Ohio Art Company

Effective:  August l, 2002

                                              Strydel, Inc.

                                              By: /s/ Jerry D. Kneipp
                                                  Jerry D. Kneipp, CFO/Treasurer
                                                  of Strydel, Inc.

                                              Effective:  August 1, 2002